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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                            Wednesday, April 28, 2004

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)


                Delaware                             000-30975
          (State of Formation)                (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

           12325 Emmet Street
                Omaha, NE                               68164
(Address of principal executive offices)             (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure.

      On Wednesday, April 28, 2004, the Company issued a press release announcing it has agreed to provide additional quantities of modified nucleic acid building block compounds to Geron Corporation under terms of multiple new addendums to an existing Master Supply Agreement between the two companies. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release, dated Wednesday, April 28, 2004, announcing that the Company has agreed to provide additional quantities of modified nucleic acid building block compounds to Geron Corporation under terms of multiple new addendums to an existing Master Supply Agreement between the two companies.


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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRANSGENOMIC, INC.


                                        By  /s/ Mitchell L. Murphy
                                            -----------------------------------
                                            Mitchell L. Murphy, Vice President,
                                            Secretary & Treasurer


Wednesday, April 28, 2004


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